--------------------------------------------------------------------------------

                                                                    Exhibit 10.k


HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:     01/03/01

                                                SUPERSEDES:     09/29/00


--------------------------------------------------------------------------------

              SUBJECT: PERFORMANCE INCENTIVE PLAN - 2001 - REVISED


POLICY
------

PERFORMANCE INCENTIVE PLANS ARE DEVELOPED AND ADMINISTERED TO PROVIDE APPROPRIATE LEVELS OF INCENTIVE AND REWARD FOR IDENTIFIED PARTICIPANTS TO MEET OR EXCEED ANNUAL PROFIT PLANS. PERFORMANCE INCENTIVES ARE A KEY ELEMENT IN HUFFY'S TOTAL COMPENSATION PROGRAMS WHICH ARE ESSENTIAL TO ATTRACTING, DEVELOPING AND RETAINING THE RIGHT TALENT FOR THE SUCCESS OF THE CORPORATION.

PAYMENTS WILL GENERALLY BE CONSIDERED ON THE BASIS OF CORPORATE AND HUFFY COMPANY FINANCIAL RESULTS AND, FOR SOME POSITIONS, PERFORMANCE MEASURED AGAINST INDIVIDUAL OBJECTIVES.

THE SCHEDULES SET FORTH BELOW ARE GUIDELINES ONLY AND PAYMENTS MAY BE MODIFIED OR OMITTED BY MANAGEMENT, OR BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS, IN THEIR SOLE DISCRETION.

I.   BASIS AND LEVEL OF FINANCIAL AWARDS
     -----------------------------------

                                                                             FINANCIAL INCENTIVE OPPORTUNITY
                                                                              AS A % OF ACTUAL BASE SALARY
                                                                              ----------------------------
                                                                            THRESH        TARGET          MAX
                                                                            ------        ------          ---
    A.   CHAIRMAN
         Corporate E.P.S. vs. PP                                             4.59%        14.67%       29.34%
         Corporate RONA vs. PP                                               4.58%        14.67%       29.33%
         Free Cash Flow vs. PP                                               4.58%        14.66%       29.33%
                                                                             -----        ------       ------
                                                                            13.75%        44.00%       88.00%
    B.   OTHER CORPORATE OFFICERS
         Corporate E.P.S. vs. PP                                             2.00%         8.00%       16.00%
         Corporate RONA vs. PP                                               2.00%         8.00%       16.00%
         Free Cash Flow vs. PP                                               2.00%         8.00%       16.00%
                                                                             -----         -----       ------
                                                                             6.00%        24.00%       48.00%
    C.   HUFFY COMPANY PRESIDENTS
         Huffy Company RONA vs. PP                                           4.00%         8.00%       16.00%
         Huffy Company EBIT vs. PP                                           4.00%         8.00%       16.00%
         Huffy Company Cash Flow vs. PP                                      4.00%         8.00%       16.00%
                                                                             -----         -----       ------
                                                                            12.00%        24.00%       48.00%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Exhibit 10.k


HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:     01/03/01

                                                SUPERSEDES:     09/29/00


--------------------------------------------------------------------------------

              SUBJECT: PERFORMANCE INCENTIVE PLAN - 2001 - REVISED


    D.  HUFFY COMPANY STAFFS

         1.  HBC, HSC, HSF
             Huffy Company RONA vs. PP                                       3.33%         6.67%       13.33%
             Huffy Company EBIT vs. PP                                       3.34%         6.67%       13.34%
             Huffy Company Cash Flow vs. PP                                  3.33%         6.66%       13.33%
                                                                             -----         -----       ------
                                                                            10.00%        20.00%       40.00%





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Exhibit 10.k


HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:     01/03/01

                                                SUPERSEDES:     09/29/00


--------------------------------------------------------------------------------

              SUBJECT: PERFORMANCE INCENTIVE PLAN - 2001 - REVISED


                                                                            THRESH        TARGET        MAX
                                                                            ------        ------       ------
         2.  Royce Union - President
             HBC EBIT                                                        1.00%         2.00%        4.00%
             HBC RONA                                                        1.00%         2.00%        4.00%
             HBC Cash Flow                                                   1.00%         2.00%        4.00%
             RU EBIT                                                         3.50%         7.00%       14.00%
             RU Net Sales (G.M. greater than or equal to 90% PP to qualify
                 for this component                                          3.50%         7.00%       14.00%
                                                                             -----         -----       ------
                                                                            10.00%        20.00%       40.00%

    E.   CORPORATE

         1.  Staff Positions
             Corporate E.P.S. vs. PP                                         1.67%         6.67%       13.33%
             Corporate RONA vs. PP                                           1.67%         6.67%       13.34%
             Corporate Cash Flow vs. PP                                      1.66%         6.66%       13.33%
                                                                             -----         -----       ------
                                                                             5.00%        20.00%       40.00%

         2.  Other Corporate Salaried

             EXEMPT POSITIONS
             ----------------
             Corporate E.P.S. vs. PP                                          .67%         2.67%        5.34%
             Corporate RONA vs. PP                                            .67%         2.67%        5.33%
             Free Cash Flow vs. PP                                            .66%         2.66%        5.33%
                                                                              ----         -----        -----
                                                                             2.00%         8.00%       16.00%

             NON-EXEMPT POSITIONS
             --------------------
             Corporate E.P.S. vs. PP                                          .84%         1.67%        3.34%
             Corporate RONA vs. PP                                            .83%         1.67%        3.33%
             Free Cash Flow vs. PP                                            .83%         1.66%        3.33%
                                                                              ----         -----        -----
                                                                             2.50%         5.00%       10.00%

    F.   OTHER SALARIED

         Note:  Related incentive plans exist for certain additional personnel.  The most current version of which are detailed in Policy 128 - Supplement.

         1.  Huffy Company Exempt
             Huffy Company EBIT vs. PP                                       1.67%         3.34%        6.67%
             Huffy Company RONA vs. PP                                       1.67%         3.33%        6.67%
             Huffy Company Cash Flow vs. PP                                  1.66%         3.33%        6.66%
                                                                             -----         -----        -----
                                                                             5.00%        10.00%       20.00%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Exhibit 10.k


HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:     01/03/01

                                                SUPERSEDES:     09/29/00


--------------------------------------------------------------------------------

              SUBJECT: PERFORMANCE INCENTIVE PLAN - 2001 - REVISED


                                                                            THRESH        TARGET        MAX
                                                                            ------        ------       ------
    2.         Royce Union

               Executive Vice President and Vice President
               -------------------------------------------
               Sales and Administration
               ------------------------
               HBC EBIT                                                        N/A         1.20%        2.40%
               HBC RONA                                                        N/A         1.20%        2.40%
               HBC Cash Flow                                                   N/A         1.20%        2.40%
               RU EBIT                                                       3.00%         4.20%        8.40%
               RU Net Sales (G.M. greater than or equal to 90% PP)           3.00%         4.20%        8.40%
                                                                             -----         -----        -----
                                                                             6.00%        12.00%       24.00%

               Exempt
               ------
               HBC EBIT                                                        N/A          .80%        1.60%
               HBC RONA                                                        N/A          .80%        1.60%
               HBC Cash Flow                                                   N/A          .80%        1.60%
               RU EBIT                                                       2.00%         2.80%        5.60%
               RU Net Sales (G.M. greater than or equal to 90% PP)           2.00%         2.80%        5.60%
                                                                             -----         -----        -----
                                                                             4.00%         8.00%       16.00%

               Non-exempt
               ----------

               Discretionary, subject to approval of HBC President and General
               Manager.


    3.         ASD

               Exempt (Excluding President)
               ----------------------------
               ASD EBIT vs. PP                                               5.00%        10.00%       20.00%
                                                                             -----        ------       ------
                                                                             5.00%        10.00%       20.00%

               Non-exempt
               ----------
               ASD EBIT vs. PP                                               2.50%         5.00%       10.00%
                                                                             -----         -----       ------
                                                                             2.50%         5.00%       10.00%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Exhibit 10.k


HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:     01/03/01

                                                SUPERSEDES:     09/29/00


--------------------------------------------------------------------------------

              SUBJECT: PERFORMANCE INCENTIVE PLAN - 2001 - REVISED


                                                                            THRESH        TARGET        MAX
                                                                            ------        ------       ------
    4.       Huffy Company Non-Exempt

             HBC
             ---
             Huffy Company EBIT vs. PP                                        .84%         1.67%        3.34%
             Huffy Company RONA vs. PP                                        .83%         1.67%        3.33%
             HBC Cash Flow vs. PP                                             .83%         1.66%        3.33%
                                                                              ----         -----        -----
                                                                             2.50%         5.00%       10.00%
             HSC
             ---
             Huffy Company EBIT vs. PP                                        .67%         1.34%        2.67%
             Huffy Company RONA vs. PP                                        .67%         1.33%        2.67%
             HSC Cash Flow vs. PP                                             .66%         1.33%        2.66%
                                                                              ----         -----        -----
                                                                             2.00%         4.00%        8.00%


II. Huffy Company Presidents, in lieu of financial bonus criteria otherwise specified for bonus eligible personnel in this Policy 128 and related supplements, may specify not more than two other pre-approved documented bonus measures totaling a maximum of 50% of any individual's financial bonus opportunity. Such measures must be specific and quantifiable criteria and be explicitly part of the Huffy Company's profit plan. They must be documented, including award scales, and approved by Company President and the Corporate Vice President Human Resources and Organization Development prior to the beginning of the award year for which they are applicable.

III.  AWARD SCALES(1)
      ---------------
     For Huffy Company Participants,
     ------------------------------
     Huffy Company RONA, EBIT
      -----------------------                                    % of Targeted
     and Free Cash Flow vs. Plan                                Award Earned(2)
     ---------------------------                                ---------------

         Under 90%                                                     -0-
               90% Threshold                                            50
               95%                                                      75
              100% Target                                              100
              105%                                                     133 1/3
              110%                                                     166 2/3
              115% Maximum                                             200


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Exhibit 10.k


HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:     01/03/01

                                                SUPERSEDES:     09/29/00


--------------------------------------------------------------------------------

              SUBJECT: PERFORMANCE INCENTIVE PLAN - 2001 - REVISED


     For Corporate Office Participants
     ---------------------------------
     Corporate RONA, EBIT and                               % of Targeted
     ------------------------                               -------------
     Free Cash Flow vs. Plan                                Award Earned(2)
     -----------------------                                -------------
       Under      85%                                               -0-
                  85% Threshold                                      25
                  90%                                                50
                  95%                                                75
                 100% Target                                        100
                 110%                                               150
                 120% Maximum                                       200

     (1) The scales are sliding. When actual performance falls between the points on the scale, it will be interpolated to the nearest 1/10th of 1% to determine the award level.

     (2) Percent of targeted award earned is used as a multiple of incentive target which varies by employee group. Refer to Section I.


IV.    POSITIONS COVERED
       -----------------
       A.  CORPORATE OFFICERS
           ------------------
           Chairman, President and CEO
           Vice President - Finance, CFO and Treasurer
           Vice President - Controller
           Vice President - General Counsel and Secretary
           Vice President - Human Resources and Organization Development

       B.  HUFFY COMPANY PRESIDENTS
           ------------------------
           President and General Manager - HBC
           President and General Manager - HSC
           President and General Manager - HSF

       C.  HUFFY COMPANY STAFFS
           --------------------
           X HBC
             ---

               V.P. & Controller
               V.P. Operations
               V.P. Human Resources  & IT
               V.P. Sales & Marketing
               V.P. International Sales
               President Royce Union

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Exhibit 10.k


HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:     01/03/01

                                                SUPERSEDES:     09/29/00


--------------------------------------------------------------------------------

              SUBJECT: PERFORMANCE INCENTIVE PLAN - 2001 - REVISED



           X  HSC
              ---

               V.P. Business Development
               V.P. Finance and Administration
               V.P. Materials Management
               V.P. Global Operations
               V.P. Sales & Marketing
               V.P. Product Engineering & Technology

           X  HSF
              ---

               V.P. Operations
               V.P. Controller
               V.P. Sales/Marketing
               V.P./GM Merchandising
               V.P. Business Development

       D.  HUFFY CORPORATE STAFF
           ---------------------
           Vice President - Director of Finance
           Director of Financial & Operational Analysis
           Manager, Corporate Finance

       E.  EXEMPT SALARIED EMPLOYEES
           -------------------------
           Corporate
           HBC
           HSC
           HSF

       F.  NON-EXEMPT SALARIED EMPLOYEES
           -----------------------------
           Corporate
           HBC
           HSC

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Exhibit 10.k


HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:     01/03/01

                                                SUPERSEDES:     09/29/00


--------------------------------------------------------------------------------

              SUBJECT: PERFORMANCE INCENTIVE PLAN - 2001 - REVISED


V.       INDIVIDUAL PERSONAL OBJECTIVES
         ------------------------------
       *See F.6 below.

                                                Incentive Opportunity as a % of
                                                       Actual Base Salary
                                                       ------------------

                    Position                              Maximum Bonus
                    --------                              -------------

       A.  CHAIRMAN, PRESIDENT & CEO                         22.0%*

       B.  CORPORATE OFFICERS AND
           HUFFY COMPANY PRESIDENTS                          12.0%

       C.  HUFFY COMPANY STAFF                               10.0%

       D.  ROYCE UNION

           1.   Executive Vice President and
                Vice President Sales and Administration       6.0%
           2.   Other Exempt                                  4.0%

       E.  CORPORATE SALARIED

           1.   Staff Level                                  10.0%
           2.   Other Exempt                                  4.0%
           3.   Non-Exempt                                      NA

       F. For those individuals who have a portion of their incentive measured on achievement of individual personal objectives, the following implementation procedure will be used:

           1. Each individual will develop calendar year objectives supporting the business and supervisor's objectives.

           2.   These objectives should have the following characteristics:

               a) Not be equivalent to financial goals. (Objectives related to cost reduction or similar projects are appropriate.)


* For 2001, this opportunity will be based solely on 2001 Corporate EPS, RONA and Free Cash Flow objectives.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Exhibit 10.k


HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:     01/03/01

                                                SUPERSEDES:     09/29/00


--------------------------------------------------------------------------------

              SUBJECT: PERFORMANCE INCENTIVE PLAN - 2001 - REVISED


                 b) Objectives should be specific, measurable, meaningful, agreed to, realistic and time planned. (A project need not be completed in the calendar year if the objective defines a specific status in the project by calendar year end.)

                 c)   Process

                      1) The Chairman shall develop no more than 7 to 8 objectives.

                      2) Other Corporate Officers and Huffy Company Presidents shall each develop no more than 6 objectives.

                      3) Huffy Company Corporate Staff Level and Corporate Exempt colleagues shall each develop no more than 3 to 5 objectives.

                 d) A "degree of difficulty" is to be assigned to each objective, in total equaling 100.

           3. The personal objectives and degrees of difficulty shall be jointly reviewed by the individual and his/her supervisor and agreement reached on the parameters outlined above. It is the supervisor's responsibility to ensure that there is consistency in the objectives and "degree of difficulty" among all his/her subordinates. (A MINIMUM one over one approval is required.)

           4. The personal objectives for each year will be developed by December 31 of the previous year and the results will be evaluated by January 15 of the following year. The participant shall evaluate his/her own results and then submit the evaluation to his/her supervisor who shall review and approve the evaluation. Final approval of results shall be made by the appropriate Huffy Company President or Corporate Officer. (A MINIMUM one over one approval is required.)

                  a) Objectives and results for all staff level employees will be submitted by Company Presidents and Corporate Officers to the Corporate Vice President - Human Resources and Organization Development by the dates indicated, for processing of approvals.

            5. Each individual shall be informed by his supervisor of his final results AFTER all above approvals have been secured.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Exhibit 10.k


HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:     01/03/01

                                                SUPERSEDES:     09/29/00


--------------------------------------------------------------------------------

              SUBJECT: PERFORMANCE INCENTIVE PLAN - 2001 - REVISED


             6. Payments for personal objectives results are conditioned upon the following criteria:

                                                                                  Payment for Results of Personal
                                                                                  -------------------------------
                 Criteria                                                         Objectives
                 --------                                                         ----------
                 a.    CORPORATE
                       ---------
                       Corporate E.P.S. less than 75% of Target                   None
                       E.P.S. for Corporate bonus purposes

                       Corporate E.P.S. at least 75%, but less                    Up to 50% of calculated maximum bonus
                       than 90%, of Target E.P.S. for Corporate
                       bonus purposes

                       Corporate E.P.S. 90% or greater of                         Up to 100% of calculated maximum
                       Target for Corporate bonus purposes                        bonus

                 b.    HUFFY COMPANIES
                       ---------------
                       Huffy Company EBIT less than 75% of approved Huffy         None
                       Company Profit Plan

                       Huffy Company EBIT at least 75%, but                       Up to 50% of calculated maximum bonus
                       less than 90%, of approved Huffy
                       Company Profit Plan

                       Huffy Company EBIT 90% or greater of                       Up to 100% of calculated maximum
                       approved Huffy Profit Plan                                 bonus


VI.  IMPLEMENTATION
     --------------
        A.    ELIGIBILITY
              -----------
              All covered salaried employees on the payroll on or before the first business day of the calendar year shall be eligible for consideration for full year incentive opportunity.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Exhibit 10.k


HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:     01/03/01

                                                SUPERSEDES:     09/29/00


--------------------------------------------------------------------------------

              SUBJECT: PERFORMANCE INCENTIVE PLAN - 2001 - REVISED


              1.  New Hires:    Employees starting AFTER the first business day
                                of the calendar year shall be eligible for the percentage of annual incentive opportunity shown below:

                                                       Percentage of Annual
                                Hire Date              Incentive Opportunity *
                                ---------              -----------------------

                                During 1st Quarter                75%
                                During 2nd Quarter                50%
                                During 3rd Quarter                25%
                                During 4th Quarter                 0%

                   *For eligible non-exempt salaried employees, incentive
                    opportunity will be based on actual base salary plus earned overtime during their FULL quarter(s) of employment.

              2. Transfers, Promotions or Demotions: Individuals transferred, promoted or demoted during the calendar year shall have incentive opportunity as follows:

                                                        Calculation Based on
                                                        --------------------
                                                   Old Actual      New Actual
                                                   Base Salary     Base Salary
                                                  Old Opp. Level  New Opp. Level
                                                  --------------  -------------

                  Transferred, Promoted or Demoted
                           During 1st Quarter           25%             75%
                           During 2nd Quarter           50%             50%
                           During 3rd Quarter           75%             25%
                           During 4th Quarter          100%              0%

                  Note: An employee promoted from a position not eligible for incentive opportunity to a position eligible for incentive opportunity will be eligible only for those quarters in which they held incentive eligible positions.

              3.  Terminations:

                  To be eligible to receive the Performance Incentive Plan payment for a calendar year, an employee must be on the active payroll at the time payment for that calendar year is made (i.e., the date the checks are issued).

              4. Death or Retirement: Employees who retired or died during or after the calendar year for which incentive is being calculated and who met the requirement of being on the active payroll during the year will be given consideration for an incentive


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Exhibit 10.k


HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:     01/03/01

                                                SUPERSEDES:     09/29/00


--------------------------------------------------------------------------------

              SUBJECT: PERFORMANCE INCENTIVE PLAN - 2001 - REVISED


                  payment on basis of the following percentage of full incentive opportunity: retired or died during the calendar year in 1st Qtr - 25%; 2nd Qtr - 50%; 3rd Qtr - 75%; during or after 4th Qtr - 100%.

                  Payment for deceased employees shall be made to the beneficiary designated under the Salaried Employees Group Term Life Insurance Plan.


Exception to the eligibility requirements must be approved by the Vice President Human Resources & Organization Development.

In the event of a major restructuring, Profit Plan goals will be modified to reflect the impact of the restructure adjustments; Performance Incentive Plan goals will NOT be modified, but will be measured on the pre-restructure Profit Plan.

    B. PAYMENT      Except as otherwise specifically provided by this Policy 128
       -------      or its Supplement, payment for Performance Incentive shall generally be annual, and shall generally occur in the first quarter of each year for the prior calendar year's results.
                    NO payment under this Policy 128 may be made prior to the Board Compensation Committee's approval of awards.

    C. CALCULATIONS All incentive calculations will be rounded up to the nearest ------------ $25.00 increment and the minimum incentive payment to be paid will be $125.00 per employee, provided employee is eligible for incentive and such incentive is approved.

    D. DEFINITIONS
       -----------
        ACTIVE PAYROLL is defined as receiving salary (excluding severance payments), as recorded on the Federal W-2 form, from the Corporation or one of the Huffy Companies. Except for those terminated or retiring or deceased employees described above, employees absent for any reason and not receiving salary (excluding severance payments), as defined above, are not considered on the active payroll.

        CONSOLIDATED RONA - Profit after tax after cost of plan plus tax affected interest expense divided by the twelve (12) month rolling average of total assets less current liabilities excluding all interest bearing debt.

        E.P.S. - Earnings per common share.
        HUFFY COMPANY RONA - Earnings before interest, taxes, and goodwill amortization, tax affected at the current profit plan tax rate, divided by the twelve (12) month rolling average

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Exhibit 10.k


HUFFY                                           SECTION:        HUMAN RESOURCES
CORPORATION
                                                POLICY NO.:     128 (RESTRICTED)

                                                ISSUE DATE:     01/03/01

                                                SUPERSEDES:     09/29/00


--------------------------------------------------------------------------------

              SUBJECT: PERFORMANCE INCENTIVE PLAN - 2001 - REVISED


        of total assets other than cash and goodwill less current liabilities excluding all interest bearing debt.

        EBIT - Earnings before interest and taxes and goodwill amortization. FREE CASH FLOW - Net Cash Flow from operations plus capital expenditures, as approved by the Board of Directors in their review of the annual operating plan. After close of books for the prior year, Cash Flow for the plan year will be adjusted to reflect the actual balance of 12/31 of that prior year.

        ACTUAL BASE SALARY - Employee's actual base salary as of December 31 of the calendar year for which incentive is calculated. For non-exempt salaried participants, earned overtime will also be included.

        PROMOTION - An increase of one or more salary grades from current salary grade.

        DEMOTION - A decrease of one or more salary grades from current salary grade.

        TRANSFER - A change in position with substantially different duties and responsibilities which may not constitute a promotion or demotion.

DISTRIBUTION OF THIS POLICY 128

Restricted to Corporate Officers, Huffy Company Presidents, and Staff Level positions.

INTERPRETATION AND EXCEPTIONS

Interpretation and exceptions to this policy will be the responsibility of the Corporate Vice President Human Resources and Organization Development.





/s/ Stanley H. Davis                       /s/ Don R. Graber
-----------------------------------        ------------------------------------
Vice President, Human Resources and        Chairman, President and Chief
Organization Development                   Executive Officer




--------------------------------------------------------------------------------